Exhibit 99.2

The Future of TreeHouse Foods

TreeHouse Foods Team,

Moments ago, we announced that TreeHouse Foods has entered into an agreement to be acquired by Investindustrial, a multi-billion-dollar global investment firm with deep consumer and food industry expertise. We are confident this transaction is the right next step at the right time for TreeHouse Foods and all our stakeholders.

Our goal at TreeHouse Foods has always been to be an exceptional supply chain partner to our customers by offering high-quality, low-cost products to meet the evolving needs of consumers. Over the past several years, we have put in significant work and invested heavily to strengthen our supply chain and deepen our capabilities in key categories as we execute our strategy to become a focused private brand leader in snacks and beverages. Our Q3 results announced today demonstrate our ongoing efforts to control what we can control and continue providing best in class service for our customers.

Today’s announcement is the start of an exciting new chapter for TreeHouse Foods. With Investindustrial’s support as a long-term investor and operator, we will be poised to continue producing and selling our comprehensive portfolio of private brands foods, all while increasing our category leadership. Over the long term, we also expect that this transaction has the potential to create more opportunities for our team as we grow our business.

Who is Investindustrial
We have known Investindustrial for several years – they previously acquired a significant portion of our meal prep business in 2022 – and they have a strong track record of partnering with consumer-focused companies like TreeHouse Foods. Investindustrial is enthusiastic about building on our strong foundation, and they are confident in the long-term growth opportunities across our snacking and beverage categories.

Next Steps – Business as Usual
We expect to complete the transaction with Investindustrial in the first quarter of 2026, subject to approval by TreeHouse Foods shareholders and other customary closing conditions. Once the transaction is completed, TreeHouse Foods will become a private company, and the company’s common stock will no longer be listed on the New York Stock Exchange.

Keep in mind that today’s announcement is just the first step in the transaction process and, for now, we remain a public company separate from Investindustrial. Nothing is changing today – our leadership team remains in place and it is business as usual with regard to everyone’s roles and responsibilities. We should all continue to work hard every day for each other, for our customers and for our shareholders, and with the new objective of delivering a healthy, high-performing company to our future owners.

Town Hall: Wednesday, November 12 at 9:00 AM CT
We recognize that today’s news will bring questions about what this change means for TreeHouse Foods and each of you. Please review this FAQ and a short video, below, which will help answer some of the most common questions. We will also be holding our previously scheduled town hall on November 12 at 9:00 AM CT, where we will discuss this announcement, and I encourage everyone to attend. While there are still many details to be determined, we are committed to keeping you all informed as we move through this process.

As always, if you receive inquiries from an external party regarding this news, please do not respond. You may forward them to our Communications team (media@treehousefoods.com). You can submit your own questions to Questions@treehousefoods.com.

Thank you for your contributions and commitment to each other and our customers. I am proud of this team and all we have accomplished together. We hope you share our excitement about our future.

Steve

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed transaction involving TreeHouse Foods and Investindustrial. TreeHouse Foods intends to file with the SEC a proxy statement in connection with the proposed transaction with Investindustrial as well as other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of TreeHouse Foods and will contain important information about the proposed transaction and related matters. TREEHOUSE FOODS’ SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by TreeHouse Foods with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of TreeHouse Foods will be able to obtain free copies of the proxy statement through TreeHouse Foods’ website, www.treehousefoods.com, or by contacting TreeHouse Foods by mail at TreeHouse Foods, Inc., Attn: Corporate Secretary, 2021 Spring Road, Suite 600, Oak Brook, IL, 60523.

PARTICIPANTS IN THE SOLICITATION

TreeHouse Foods and its respective directors, executive officers and other members of management and certain of its employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about TreeHouse Foods’ directors and executive officers is included in TreeHouse Foods’ Annual Report on Form 10-K for the year ended 2024 filed with the SEC on February 14, 2025, and the proxy statement for TreeHouse Foods’ annual meeting of shareholders for April 24, 2025, filed with the SEC on March 13, 2025. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

FORWARD-LOOKING STATEMENTS

Throughout this communication, we make forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, TreeHouse Foods or its businesses or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the risk that the transaction does not close, due to the failure of one or more conditions to closing; the risk that required governmental or TreeHouse Foods’ shareholder approvals of the merger (including antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; litigation in respect of TreeHouse Foods or the merger; and disruption from the merger making it more difficult to maintain customer, supplier, key personnel and other strategic relationships. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in TreeHouse Foods’ most recent Annual Report on Form 10-K filed with the SEC on February 14, 2025, TreeHouse Foods’ more recent Quarterly Report on Form 10-Q filed with the SEC on July 31, 2025 and Current Reports on Form 8-K filed with the SEC. TreeHouse Foods can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, TreeHouse Foods cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. TreeHouse Foods does not intend, and assumes no obligation, to update any forward-looking statements.